Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2007	2006
	(Unaudited)
Operating revenue
Management fee revenue – net	$216,020	$220,102
Premiums earned	51,974	54,026
Service agreement revenue	7,418	7,592

Total operating revenue	275,412	281,720

Operating expenses
Cost of management operations	179,886	183,154
Losses and loss adjustment expenses incurred	32,234	30,053
Policy acquisition and other underwriting expenses	11,995	14,501

Total operating expenses	224,115	227,708

Investment income – unaffiliated
Investment income, net of expenses	13,978	15,000
Net realized gains on investments	1,890	784
Equity in earnings of limited partnerships	12,518	4,142

Total investment income – unaffiliated	28,386	19,926

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	79,683	73,938
Provision for income taxes	24,592	25,077
Equity in earnings of Erie Family Life Insurance Company, net of tax	1,270	605

Net income	$56,361	$49,466

Net income per share:
Class A common stock – basic	$0.97	$0.81

Class A common stock – diluted	0.88	0.73

Class B common stock – basic and diluted	149.01	121.08

Weighted average shares outstanding:
Class A common stock – basic	57,691,289	60,630,395

Class A common stock – diluted	63,906,458	67,505,125

Class B common stock – basic and diluted	2,573	2,833

Dividends declared per share:
Class A common stock	$0.40	$0.36

Class B common stock	60.00	54.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2007	2006
	(Unaudited)
Management Operations
Management fee revenue	$228,645	$232,935
Service agreement revenue	7,418	7,592

Total revenue from management operations	236,063	240,527
Cost of management operations	190,385	193,825

Income from management operations	45,678	46,702

Insurance Underwriting Operations
Premiums earned	51,974	54,026

Losses and loss adjustment expenses incurred	32,234	30,053
Policy acquisition and other underwriting expenses	14,121	16,663

Total losses and expenses	46,355	46,716

Underwriting gain	5,619	7,310

Investment Operations
Investment income, net of expenses	13,978	15,000
Net realized gains on investments	1,890	784
Equity in earnings of limited partnerships	12,518	4,142
Equity in earnings of Erie Family Life Insurance Company	1,366	651

Net revenue from investment operations	29,752	20,577

Income before income taxes	81,049	74,589
Provision for income taxes	24,688	25,123

Net income	$56,361	$49,466

Net income per share – Class A basic	$0.97	$0.81

Net income per share – Class A diluted	0.88	0.73

Net income per share – Class B basic and diluted	149.01	121.08

Weighted average shares outstanding - Class A diluted	63,906	67,505

Amounts presented on a segment basis are gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended March 31, 2007 and 2006:

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2007	2006
	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$55,133	$48,956
Net realized gains on investments	1,890	784
Income tax expense on realized gains	(662)	(274)

Realized gains, net of income taxes	1,228	510

Net income	$56,361	$49,466

	Three months	Three months
	ended	ended
	March 31,	March 31,
	2007	2006
	(Unaudited)	(Unaudited)

Per Class A Share – Diluted
Operating income	$0.86	$0.72
Net realized gains on investments	0.03	0.01
Income tax expense on realized gains	(0.01)	0.00

Realized gains, net of income taxes	0.02	0.01

Net income	$0.88	$0.73

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	March 31,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Investments
Fixed maturities	$836,323	$836,738
Equity securities
Preferred stock	138,478	133,401
Common stock	116,492	117,246
Other invested assets	254,086	235,672

Total investments	1,345,379	1,323,057
Cash and cash equivalents	10,578	60,241
Equity in Erie Family Life Insurance Company	59,033	57,162
Premiums receivable from policyholders	242,280	247,187
Receivables from affiliates	1,183,818	1,220,058
Other assets	139,257	131,656

Total assets	$2,980,345	$3,039,361

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,048,909	$1,073,570
Unearned premiums	418,949	424,282
Other liabilities	331,264	379,661

Total liabilities	1,799,122	1,877,513
Total shareholders’ equity	1,181,223	1,161,848

Total liabilities and shareholders’ equity	$2,980,345	$3,039,361

Book value per share	$18.55	$18.17

Shares outstanding	63,669	63,952

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2007	2006
(dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)
Direct underwriting results
Direct written premium	$918,178	$942,768

Premiums earned	942,157	983,829

Loss and loss adjustment expenses incurred	572,327	522,490
Policy acquisition and other underwriting expenses	257,102	301,474

Total losses and expenses	829,429	823,964

Direct underwriting income	112,728	159,865

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	(2,898)	689
Assumed involuntary	(1,364)	(10,295)
Less: Ceded	7,815	7,199

Nonaffiliated reinsurance underwriting loss	(12,077)	(16,805)

Net Underwriting Gain (SAP Basis)	$100,651	$143,060

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP Basis)	$5,536	$7,868
Excess-of-loss changes to recoveries under the agreement	0	(145)
SAP to GAAP adjustments	83	(413)

Indemnity Underwriting Gain before tax (GAAP Basis)	$5,619	$7,310

Property & Casualty Group (SAP Basis)
Net basis
Loss and LAE ratio	62.3%	54.9%
Underwriting ratio	27.1	31.7
Policyholder dividends ratio	0.2	(0.1)

Statutory combined ratio	89.6	86.5

Adjusted combined ratio, excluding profit component	85.5	82.3
Direct business
Loss ratio points from prior accident year reserve development –redundancy	(10.3)	(7.9)
Loss ratio points from salvage and subrogation recoveries collected	(3.1)	(3.1)

Total loss ratio points from prior accident years	(13.4)	(11.0)

Loss ratio points from catastrophes	0.5	0.6
Erie Indemnity Company
GAAP combined ratio	89.2	86.5
GAAP loss ratio points from catastrophes	0.5	0.6

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2007	2006
(in thousands)
Statutory Accounting Basis	(Unaudited)
Premiums earned	$889,551	$928,408
Losses, loss adjustment expenses and
underwriting expenses	794,427	793,147

Net underwriting gain	95,124	135,261
Total investment income	136,646	126,006

Income before income taxes	231,770	261,267
Federal income tax expense	71,992	89,020

Net income	$159,778	$172,247

	As of	As of
	March 31,	December 31,
	2007	2006
(in thousands)
Statutory Accounting Basis	(Unaudited)
Cash and invested assets	$8,655,560	$8,494,655
Other assets	1,024,599	1,021,489

Total assets	$9,680,159	$9,516,144

Claims and unearned premium reserves	$4,931,575	$4,993,365
Other liabilities	495,048	435,683

Total liabilities	5,426,623	5,429,048

Policyholders’ surplus	4,253,536	4,087,096

Total liabilities and policyholders’ surplus	$9,680,159	$9,516,144

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months
	ended	ended
	March 31,	March 31,	%
	2007	2006	Change
(in thousands)
Private passenger auto	$108,676	$111,055	-2.1%
Commercial auto	20,792	21,198	-1.9
Homeowners	37,093	36,656	1.2
Commercial multi-peril	28,764	29,436	-2.3
Workers’ compensation	22,976	24,316	-5.5
All other lines of business	11,244	10,674	5.3

	229,545	233,335	-1.6%
Change in allowance for management fee returned on cancelled policies	(900)	(400)

Management fee revenue, net of allowance	$228,645	$232,935	-1.8%

Management fee rate	25.00%	24.75%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	passenger	growth		growth	All other	growth	Personal	growth
Date	auto	rate	Homeowners	rate	personal lines	rate	lines	rate
03/31/2005	1,661,955	(1.0)%	1,343,803	0.6%	279,927	1.4%	3,285,685	(0.1)%

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)

06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2

09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5

12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0

03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers’	growth	All other	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	CML* lines	rate	lines	rate
03/31/2005	117,382	1.4%	209,619	1.3%	57,949	(5.6)%	87,877	1.8%	472,827	0.5%

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2

06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3

09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2

12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3

03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5

		12-mth.
	Total All	growth
Date	lines	rate
03/31/2005	3,758,512	(0.1)%

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

03/31/2006	3,761,500	0.1

06/30/2006	3,781,558	0.4

09/30/2006	3,793,455	0.6

12/31/2006	3,798,297	1.0

03/31/2007	3,811,723	1.3

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	passenger	CML*		multi-	Workers’	All other
Date	auto	auto	Homeowners	peril	comp.	lines	Total All lines
03/31/2005	89.9%	88.2%	87.6%	85.5%	85.9%	85.5%	88.3%

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8

06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0

09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2

12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5

03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7

CML* = Commercial

Average premium per policy trends for Property and Casualty insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	passenger	percent		percent	personal	percent	Total Personal	percent
Date	auto	change	Homeowners	change	lines	change	lines	change
03/31/2005	$1,193	4.3%	$552	13.8%	$347	8.4%	$858	6.3%

06/30/2005	1,186	2.4	549	7.6	346	5.5	851	3.3

09/30/2005	1,179	0.3	546	2.8	347	3.3	846	0.6

12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)

03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)

06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)

09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)

12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)

03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All other	percent	CML*	percent
Date	CML* auto	change	Workers’ Comp.	change	CML* lines	change	lines	change
03/31/2005	$2,799	3.1%	$6,004	13.6%	$1,720	6.2%	$2,513	6.2%

06/30/2005	2,780	1.2	6,102	12.2	1,708	3.8	2,503	4.2

09/30/2005	2,789	0.8	6,104	8.2	1,694	1.2	2,490	1.9

12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6

03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)

06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)

09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)

12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)

03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)

		12-mth.
	Total All	percent
Date	lines	change
03/31/2005	$1,066	6.4%

06/30/2005	1,061	3.8

09/30/2005	1,055	1.2

12/31/2005	1,052	(0.8)

03/31/2006	1,044	(2.1)

06/30/2006	1,026	(3.3)

09/30/2006	1,011	(4.2)

12/31/2006	1,001	(4.8)

03/31/2007	991	(5.1)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months Ended				Three Months Ended
	March 31, 2007				March 31, 2006
		Prior Year**		Current			Prior Year**		Current
		Reserve		Accident			Reserve		Accident
		Development		Year			Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*		Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year		(Redundancy)	Losses	Catastrophes

Private Passenger Auto	83.8%	-14.4%	0.0%	98.2%	83.8%		-8.3%	0.0%	92.1%
Homeowners	78.1%	-9.1%	0.5%	86.7%	70.0%		-9.0%	0.3%	78.7%
Other Personal Lines	78.9%	-5.9%	0.0%	84.8%	70.8%		0.9%	0.0%	69.9%
Total Personal	81.8%	-12.6%	0.5%	93.9%	79.5	%***	-8.1%	0.4%	87.2%
Commercial Multi-Peril	93.7%	-1.0%	0.0%	94.7%	77.5%		0.0%	0.2%	77.3%
Commercial Auto	77.9%	-12.3%	0.0%	90.2%	74.0%		-1.9%	0.0%	75.9%
Workers’ Compensation	102.8%	0.5%	0.0%	102.3%	58.5%		-19.4%	0.0%	77.9%
Other Commercial Lines	45.4%	-24.8%	0.0%	70.2%	55.6%		-21.0%	0.0%	76.6%
Total Commercial	88.7%	-5.2%	0.0%	93.9%	69.6	%***	-7.5%	0.2%	76.9%
Grand Total – Direct Business Only	84.0%	-10.3%	0.5%	93.8%	76.4	%***	-7.9%	0.6%	83.7%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.
*** Calendar year combined ratios in the first quarter of 2006 are shown exclusive of the write off of eCommerce assets. Including these in underwriting expenses would have contributed 4.0 points to the combined ratio calculations.